Belden to Acquire RUCKUS Networks from Vistance Networks, Accelerating its Transformation into a Full-Stack Networking Solutions Provider

•Acquires RUCKUS Networks from Vistance Networks for approximately $1.85 billion
•Adds industry-leading Wi-Fi and enterprise switching to serve as a significant growth catalyst
•Establishes Belden as a leading provider of complete, end-to-end IT/OT networking solutions
•Immediately accretive to Adjusted EPS; expands Adjusted Gross Margin and Adjusted EBITDA Margin in the first full year following close
•Clear path to rapid de-levering, with net leverage of ~1.5x by 2029
•Investor conference call scheduled for 8:30 am ET

ST. LOUIS—(BUSINESS WIRE)—April 30, 2026 – Belden Inc. (NYSE: BDC) (“Belden” or the “Company”), a leading global supplier of specialty networking solutions, today announced it has entered into a definitive agreement to acquire RUCKUS Networks (“RUCKUS”), a global provider of intelligent network solutions, from Vistance Networks (Nasdaq: VISN) (“Vistance”) for approximately $1.85 billion. The acquisition establishes Belden as a leading provider of complete, end-to-end IT/OT networking solutions.

RUCKUS is a leading provider of enterprise networking solutions delivering purpose-built connectivity for high-density, mission-critical environments, serving more than 48,000 customers globally. RUCKUS offers an integrated portfolio of Wi-Fi, enterprise switching and an AI-driven cloud networking platform that enables organizations to optimize performance, simplify operations and securely connect users and devices. RUCKUS is known for its differentiated technology, strong channel ecosystem and focus on reliability and user experience at scale.

"The addition of RUCKUS brings a leading provider of purpose-driven enterprise networks to Belden and accelerates our transformation into a full-stack networking solutions provider," said Ashish Chand, President and CEO of Belden. "RUCKUS offers proven, differentiated Wi-Fi and enterprise switching technology that our customers in hospitality, education and healthcare are actively demanding, allowing us to deliver a more complete, end-to-end networking solution. Equally important, these same capabilities create a powerful opportunity to bring high-performance wireless and switching to our industrial customers, who are increasingly looking to converge their IT and OT environments. Together, Belden and RUCKUS will deliver a broader, higher-value networking solution for customers across enterprise and industrial environments, while strengthening our financial profile, generating strong free cash flow that supports rapid de-levering, and creating meaningful long-term value for stockholders."

Compelling Strategic and Financial Opportunities:

•Significant Growth Catalyst: Adds industry-leading Wi-Fi and enterprise switching capabilities that directly strengthen the Company’s solutions offering across core enterprise growth verticals, including hospitality, education and healthcare.

•Expands Total Addressable Market: RUCKUS adds Wi-Fi and enterprise switching technology, product categories Belden does not currently offer, to markets where Belden already operates, meaningfully expanding the combined organization's addressable opportunity. The combination positions Belden to deliver a more complete, higher-value active networking solution spanning enterprise campuses, high-density public venues and industrial facilities.

•Capitalizes on Industrial Opportunity: RUCKUS’ proven high-performance networking platform creates a compelling opportunity to extend best-in-class wireless and switching into Belden's industrial customer base, where demand for converged IT and OT connectivity is accelerating.

•Delivers Compelling Financial Profile: RUCKUS' high-margin profile is expected to drive accretion to Belden's gross margins, Adjusted EBITDA margins, and Adjusted Earnings Per Share, representing a meaningful enhancement in Belden’s financial profile.

•Clear Path to Rapid De-levering: Combined with Belden's strong free cash flow generation and RUCKUS' high cash conversion, the Company expects to reduce net leverage to below 3.0x within the first full year following close, and to reach its long-term target of approximately 1.5x by 2029. Belden will prioritize debt paydown while maintaining its commitment to disciplined capital allocation.

At approximately 13x projected 2026 Adjusted EBITDA, the transaction reflects a disciplined and attractive entry point for a high-margin, high-growth asset. RUCKUS brings a high-quality financial profile to the combined company, with high-single-digit revenue growth, gross margins above 60%, and Adjusted EBITDA margins above 20% in the first full year of ownership, each meaningfully above Belden's current profile. As a result, the transaction is expected to be immediately accretive to Adjusted Earnings Per Share. The acquisition is also expected to serve as a growth accelerator, further advancing Belden's long-term financial framework.

Transaction Details

The acquisition was approved by both companies’ Boards of Directors and is expected to close in the second half of 2026, subject to customary closing conditions, and the receipt of certain regulatory approvals.

Belden has obtained fully committed debt financing from J.P. Morgan that provides the Company flexibility to optimize its permanent capital structure between signing and closing based on market conditions.

Belden’s disciplined capital allocation and strong free cash flow generation support a clear path to de-levering post-close. With a combined Adjusted EBITDA base of approximately $650 million and RUCKUS’ high free cash flow conversion, Belden expects net leverage (a non-GAAP measure) to decline below 3.0x within the first full year after close, and to reach its long-term target of approximately 1.5x by 2029. Consistent with this priority, Belden intends to temporarily pause share repurchases until leverage returns closer to our long-term target.

First Quarter 2026 Financial Results
In a separate press release issued today, Belden announced its first quarter 2026 financial results. The press release is available via Belden’s investor relations website.

Conference Call
Management will host a conference call today at 8:30 am ET to discuss the acquisition as well as the Company’s first quarter 2026 financial results. The listen-only audio of the conference call will be broadcast live online at https://investor.belden.com. The dial-in number for participants is 1-800-330-6710 with confirmation code 5588336. A replay of this conference call will remain accessible in the investor relations section of the Company’s website for a limited time.

Advisors
Lewis Rice is serving as lead legal advisor and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to Belden.

Non-GAAP Financial Measures
This release includes certain non-GAAP financial measures, including adjusted gross margin, adjusted EBITDA, adjusted EBITDA margin and net leverage. Non-GAAP financial measures are adjusted for certain items, including: asset impairments; accelerated depreciation expense due to plant consolidation activities; purchase accounting effects related to acquisitions, such as the adjustment of acquired inventory to fair value, and transaction costs; severance, restructuring, and acquisition integration costs; gains (losses) recognized on the disposal of businesses and assets; amortization of intangible assets; gains (losses) on debt extinguishment; certain gains (losses) from patent settlements; discontinued operations; and other costs. We adjust for the items listed above unless the impact is clearly immaterial to our financial statements. When we calculate the tax effect of the adjustments, we include all current and deferred income tax expense commensurate with the adjusted measure of pre-tax profitability. We utilize the adjusted measures to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted measures are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis. As an example, we adjust for acquisition-related expenses, such as amortization of intangibles and impacts of fair value adjustments because they generally are not related to the acquired business' core business performance. As an additional example, we exclude the costs of restructuring programs, which can occur from time to time for our current businesses and/or recently acquired businesses. We exclude the costs in calculating adjusted measures to allow us and investors to evaluate the performance of the business based upon its expected ongoing operating structure. We believe the adjusted measures, accompanied by the disclosure of the costs of these programs, provide valuable insight. Non-GAAP financial measures should be considered only in conjunction with results reported according to accounting principles generally accepted in the United States. Belden does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Forward Looking Statements
This release contains, and any statements made by us concerning the subject matter of this release may contain, forward-looking statements, including anticipated benefits from, and the expected timing for completion of, the RUCKUS acquisition, expected strengthening of Belden’s product offering, future market, growth and synergy opportunities, and the level of RUCKUS’s expected growth and financial contributions, including adjusted earnings per share, adjusted gross margin, adjusted EBITDA and adjusted EBITDA margin, and our outlook for net leverage, the remainder of 2026 and beyond. Forward-looking statements also include any statements regarding future financial performance (including revenues, growth, expenses, earnings, margins, cash flows, dividends, capital expenditures and financial condition), plans and objectives, and related assumptions. In some cases these statements are identifiable through the use of words such as “anticipate,” “believe,” “estimate,” “forecast,” “guide,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements reflect management’s current beliefs and expectations and are not guarantees of future performance. Pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results. Actual results may differ materially from those suggested by any forward-looking statements for a number of reasons, including, without limitation: the risk that the proposed transaction may not be completed in a timely manner or at all; the inability to integrate and/or realize the benefits of the RUCKUS acquisition, including expected synergies; the occurrence of any fact, event, change, development or circumstance that could give rise to the termination of the definitive acquisition agreement; the failure to satisfy any of the conditions to the consummation of the transaction, including the receipt of certain governmental or regulatory approvals; the risk that the financing necessary to consummate the transaction may not be obtained, may be delayed, or may be available only on less favorable terms than anticipated; that the announcement of the proposed acquisition could disrupt Belden’s or RUCKUS’ relationships with customers, employees or other business partners; disruptions in the Company’s information systems including due to cyber-attacks; the impact of volatility in global trade policies and tariffs; the impact of disruptions in the global supply chain, including the inability to timely obtain raw materials and components in sufficient quantities on commercially reasonable terms; foreign and domestic political, economic and other uncertainties, including changes in currency exchange rates; the impact of a challenging global economy, including the impact of inflation, or a downturn in served markets; inflation and changes in the price and availability of raw materials leading to higher input and labor costs; the competitiveness of the global markets in which we operate; the inability of the Company to develop and introduce new products; competitive responses to our products; the inability to successfully implement artificial intelligence into our product offerings and back office processes; our reliance on legacy information technology systems and the challenges associated with their maintenance and upgrade; difficulty in forecasting revenues due to the unpredictable timing of orders related to customer projects as well as the impacts of channel inventory; the inability to execute and realize the expected benefits from strategic initiatives (including revenue growth, cost control, and productivity improvement programs); the inability to achieve our strategic priorities in emerging markets; the presence of substitute products in the marketplace; the impacts of extreme weather events and other climate-related catastrophes; the possibility of future epidemics or pandemics; volatility in credit and foreign exchange markets; changes in tax laws and variability in the Company’s quarterly and annual effective tax rates; the inability to successfully complete and integrate acquisitions, in furtherance of the Company’s strategic plan, as well as the inability to accurately forecast the financial impacts of acquisitions; the inability to retain key employees; disruption of, or changes in, the Company’s key distribution channels; the presence of activists proposing certain actions by the Company; perceived or actual product failures; the impact of regulatory requirements and other legal compliance issues; inability to satisfy the increasing expectations with respect to sustainability matters; assertions that the Company violates the intellectual property of others and the ownership of intellectual property by competitors and others that prevents the use of that intellectual property by the Company; risks related to the use of open source software; the impairment of goodwill and other intangible assets and the resulting impact on financial performance; disruptions and increased costs attendant to collective bargaining groups and other labor matters; and other factors.

For a more complete discussion of risk factors, please see our Annual Report on Form 10-K for the period ended December 31, 2025, filed with the SEC on February 17, 2026. Although the content of this release represents our best judgment as of the date of this report based on information currently available and reasonable assumptions, we give no assurances that the expectations will prove to be accurate. Deviations from the expectations may be material. For these reasons, Belden cautions readers to not place undue reliance on these forward-looking statements, which speak only as of the date made. Belden disclaims any duty to update any forward-looking statements as a result of new information, future developments, or otherwise, except as required by law.

About Belden
Belden Inc. delivers complete connection solutions that unlock untold possibilities for our customers, their customers and the world. We advance ideas and technologies that enable a safer, smarter and more prosperous future. Throughout our 120+ year history we have evolved as a company, but our purpose remains: making connections. By connecting people, information and ideas, we make it possible. We are headquartered in St. Louis and have manufacturing capabilities in North America, Europe, Asia and Africa. For more information, visit us at www.belden.com; follow us on Facebook, LinkedIn and X/Twitter.

BDC-Financial

Belden Contacts

Belden Investor Relations
Aaron Reddington, CFA
+1 (317) 219-9359
Investor.Relations@Belden.com

Andy Brimmer / Haley Salas
Joele Frank, Wilkinson Brimmer Katcher
+1 (212) 355-4449